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                                  ACORN FUND
                              ACORN INTERNATIONAL
                                   ACORN USA
                                 ACORN TWENTY
                              ACORN FOREIGN FORTY


                         Supplement dated September 21, 2000
           to Prospectus dated May 1, 2000 of Acorn Investment Trust

     PROPOSED ADVISORY AGREEMENT. As of June 9, 2000, Wanger Asset Management, L.P. ("WAM"), the Funds' investment adviser, and Wanger Asset Management, Ltd., the general partner of WAM, entered into an Agreement and Plan of Merger ("Merger Agreement") with Liberty Financial Companies, Inc. ("Liberty") and WAM Acquisition L.P., a newly formed limited partnership ("Liberty Sub"). Under the Merger Agreement, Liberty Sub would be merged with and into WAM (the "Merger"). WAM would be the surviving entity and would be a wholly-owned subsidiary of Liberty. After the merger, WAM will operate under the name Liberty Wanger Asset Management, L.P. ("Liberty WAM").

     On July 6, 2000, the Acorn trustees (on behalf of each of the Funds) approved a new investment advisory agreement with Liberty WAM (the "Proposed Advisory Agreement") that, if approved by shareholders, will become effective upon the consummation of the Merger (the "Effective Date"). Shareholders of record on July 21, 2000 will have received a proxy statement describing the Merger and the Proposed Advisory Agreement in more detail and seeking approval of the Proposed Advisory Agreement. The Merger Agreement provides that the Merger is subject to a number of conditions, including that the shareholders of each of Acorn Fund, Acorn International and Acorn USA must approve the Proposed Advisory Agreement.

     MULTIPLE CLASSES OF SHARES. The Acorn trustees also authorized the offering of multiple classes of shares for each of the Acorn Funds beginning on the Effective Date. Existing Fund shares will be designated Class Z shares as of the Effective Date. Class Z shares will continue to be sold without any sales load and to have the same privileges as are currently provided (except as provided below). Holders of an existing account on the Effective Date will remain eligible to purchase Class Z shares of each Acorn fund as long as the shareholder continuously holds Class Z shares of a Fund. Class Z shares will also be available for purchase by members of the families of existing Acorn shareholders who continue to hold Class Z shares, by certain institutional investors and by certain other eligible investors described from time to time in the Funds' prospectuses. Class Z shares generally will not be available for purchase by other new investors after the Effective Date. More information about persons eligible to purchase Class Z shares will be included in a new Acorn funds prospectus that will be sent to all shareholders promptly after the Effective Date.

     EXCHANGE PRIVILEGE. After the Effective Date, no additional exchanges from the Acorn funds to the Reich & Tang money market funds will be permitted. Instead, Acorn shareholders will have the ability to exchange their Acorn Class Z shares for shares of one or more money market funds managed by affiliates of Liberty. Holders of Acorn Class Z shares will also have the ability to exchange their shares for shares of certain other mutual funds managed by affiliates of Liberty. More information about the exchange privilege will be included in a new Acorn funds prospectus that will be sent to all shareholders promptly after the Effective Date.

     NAME CHANGES. As of the Effective Date, the Funds' names will be changed to "Liberty Acorn Fund," "Liberty Acorn International," "Liberty Acorn USA," "Liberty Acorn Twenty," and "Liberty Acorn Foreign Forty", respectively. The name of Acorn Investment Trust will be changed to "Liberty Acorn Trust."

     ANTICIPATED EFFECTIVE DATE. Subject to the receipt of the necessary shareholder approvals and the satisfaction of other conditions contained in the Merger Agreement, it is anticipated that the Effective Date will be September 29, 2000. An investor wishing to make an initial investment (not an IRA) in one of the Acorn funds before the Effective Date (to ensure the investor's continued eligibility to purchase Class Z shares) must cause his or her purchase application and payment for the shares to be purchased to be received by Acorn's transfer agent on or before September 29, 2000. Acorn will not accept new IRA accounts (including Roth IRAs, SIMPLE-IRAs and SEP-IRAs) after September 22, 2000. Investors purchasing shares through a mutual fund supermarket program will be permitted to make initial purchases of Class Z shares through October 13, 2000.